UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1735 Market Street	Philadelphia, Pennsylvania	19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 208-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 Par Value	CRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2023, in connection with the universal proxy rules adopted by the U.S. Securities and Exchange Commission and related requirements (the “Universal Proxy Rules”) and a periodic review of the Bylaws of Carpenter Technology Corporation (“Carpenter” or the “Company”), the Board of Directors (the “Board”) of Carpenter amended the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective as of the same date. The amendments, among other things:

•

require any shareholder submitting a nomination notice to make a representation that such shareholder intends to solicit proxies in support of its nominees from the holders of at least 67% of the outstanding shares of the Company’s common stock in compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and deliver reasonable evidence of compliance with the requirements of Rule 14a-19;

•	require any shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white;

•

clarify the authority of the chairman of the meeting to determine whether a shareholder nomination or proposal was made in accordance with the applicable requirements of the Bylaws, and otherwise enhance and clarify provisions designed to ensure the smooth conduct of shareholder meetings;

•	require the inclusion of certain additional information from a shareholder submitting a nomination or a proposal; and

•	make various other conforming, technical and ministerial changes.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Carpenter Technology Corporation (as amended and restated through April 18, 2023).

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

Date: April 21, 2023	By:	/s/ James D. Dee
	Name:	James D. Dee
	Title:	Senior Vice President, General Counsel & Secretary